Exhibit 10.46
EXECUTION COPY
FIRST AMENDMENT
TO LETTER OF CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO LETTER OF CREDIT AGREEMENT (this “Amendment”) is dated as of March 25, 2010 and is entered into by and among UTi Worldwide Inc., a BVI Business Company incorporated under the laws of the British Virgin Islands with company number 141257 (the “Company”), each of the Subsidiary Guarantors (as defined in the Letter of Credit Agreement), ABN AMRO Bank N.V., in its capacity as Performance-Based LC Issuing Bank (the “Performance-Based LC Issuing Bank”) and The Royal Bank of Scotland plc, in its capacity as Financial LC Issuing Bank (the “Financial LC Issuing Bank”; together with the Performance-Based LC Issuing Bank, the “Issuing Banks”) and is made with reference to that certain LETTER OF CREDIT AGREEMENT dated as of July 9, 2009 (as amended through the date hereof, the “Letter of Credit Agreement”) by and among the Company, the Subsidiary Guarantors and the Issuing Banks. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Letter of Credit Agreement after giving effect to this Amendment.
RECITALS
     WHEREAS, the Obligors have requested that the Issuing Banks agree to amend certain provisions of the Letter of Credit Agreement as provided for herein; and
     WHEREAS, subject to certain conditions, the Issuing Banks are willing to agree to such amendment relating to the Letter of Credit Agreement.
     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION I. AMENDMENT TO LETTER OF CREDIT AGREEMENT
     Section 10.20 of the Letter of Credit Agreement is hereby amended and restated in its entirety as follows:
The Company will not, as of the end of any Measurement Period, permit the Fixed Charges Coverage Ratio to be less than 1.75 to 1:00 on or prior to April 30, 2011 or 2.00 to 1.00 at any time thereafter.
SECTION II. CONDITIONS TO EFFECTIVENESS
     This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):
     A. Execution. The Issuing Banks shall have received a counterpart signature page of this Amendment duly executed by each of the Obligors.

     B. Fees. The Issuing Banks shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder or under any other Financing Agreement.
     C. Necessary Consents. Each Obligor shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.
     D. Concurrent Amendments. The Issuing Banks shall have received fully executed copies of the Second Amendment to the NedBank LC Agreement in substantially the form attached hereto as Exhibit A and the Notes Financing Agreements in substantially the form attached hereto as Exhibit B and such amendments and any other related documentation shall have become effective.
     E. Other Documents. The Issuing Banks shall have received such other documents, information or agreements regarding Obligors as the Issuing Banks may reasonably request.
SECTION III. REPRESENTATIONS AND WARRANTIES
     In order to induce the Issuing Banks to enter into this Amendment and to amend the Letter of Credit Agreement in the manner provided herein, each Obligor which is a party hereto represents and warrants to the Issuing Banks that the following statements are true and correct in all material respects:
     A. Organization; Power and Authority. Each Obligor is a corporation or other legal entity duly incorporated or organized, validly existing and, where legally applicable, in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation or other legal entity, where applicable, and, where legally applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Obligor has the corporate (or other organizational) power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver the Letter of Credit Agreement as amended by this Amendment (the “Amended Agreement”) to which it is a party and to perform the provisions hereof.
     B. Authorization, Etc. The Amendment has been duly authorized by all necessary corporate or other entity action on the part of each Obligor, and the Amendment constitutes a legal, valid and binding obligation of each Obligor party thereto enforceable against any such Obligor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     C. No Conflict. The execution, delivery and performance by each Obligor of the Amendment will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of any Obligor or any Subsidiary

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under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, memorandum and articles of association, regulations or by-laws, or any other agreement or instrument to which any Obligor or any Subsidiary is bound or by which any Obligor or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to any Obligor or any Subsidiary, except for such conflicts or breaches that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to any Obligor or any Subsidiary, in each case, except for such contraventions, breaches, defaults, Liens, conflicts and violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
     D. Governmental Authorizations, Etc. Except as disclosed on Schedule 5.7 of the Amended Agreement, no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by any Obligor of the Amendment, including, without limitation, any thereof required in connection with the obtaining of Dollars to make payments under the Amended Agreement or any other Financing Agreement and the payment of such Dollars to Persons resident in the United States of America. Except as disclosed on Schedule 5.7 of the Amended Agreement, it is not necessary to ensure the legality, validity, enforceability or admissibility into evidence in the Applicable Jurisdiction of the Amended Agreement or any other Financing Agreement that any thereof or any other document be filed, recorded or enrolled with any Governmental Authority, or that any such agreement or document be stamped with any stamp, registration or similar transaction tax.
     E. Insolvency. As of the First Amendment Effective Date:
          (a) no Obligor, is unable, or is deemed to be unable for the purposes of any applicable law, or admits or has admitted its inability, to pay its debts as and when they fall due or has suspended, or announced an intention to suspend, making payments on any of its debts;
          (b) no Obligor, by reason of actual or anticipated financial difficulties has begun negotiations with one or more of its creditors with a view to rescheduling or restructuring any of its Indebtedness; and
          (c) no moratorium has been declared in respect of any Indebtedness of any Obligor.
     F. Incorporation of Representations and Warranties from Letter of Credit Agreement. The representations and warranties contained in Section 5 of the Letter of Credit Agreement are and will be true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

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     G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.
SECTION IV. ACKNOWLEDGMENT AND CONSENT
     Each Subsidiary Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Letter of Credit Agreement and this Amendment and consents to the amendment of the Letter of Credit Agreement effected pursuant to this Amendment. Each Subsidiary Guarantor hereby confirms that each Financing Agreement to which it is a party or otherwise bound will continue to guarantee to the fullest extent possible in accordance with the Financing Agreements the payment and performance of all “Obligations” and “Guaranteed Obligations” under each of the Financing Agreements to which is a party (in each case as such terms are defined in the Letter of Credit Agreement).
     Each Subsidiary Guarantor acknowledges and agrees that any of the Financing Agreements to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Subsidiary Guarantor represents and warrants that all representations and warranties contained in the Amended Agreement and the Financing Agreements to which it is a party or otherwise bound are true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
SECTION V. MISCELLANEOUS
     A. Reference to and Effect on the Letter of Credit Agreement and the Other Financing Agreements.
     (i) On and after the First Amendment Effective Date, each reference in the Letter of Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Letter of Credit Agreement, and each reference in the other Financing Agreements to the “Agreement”, “thereunder”, “thereof” or words of like import referring to the Letter of Credit Agreement shall mean and be a reference to the Letter of Credit Agreement as amended by this Amendment.
     (ii) Except as specifically amended by this Amendment, the Letter of Credit Agreement and the other Financing Agreements shall remain in full force and effect and are hereby ratified and confirmed.
     (iii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Issuing Banks under, the Letter of Credit Agreement or any of the other Financing Agreements.

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     B. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
     C. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.
     D. Jurisdiction. Each Obligor irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Amendment or any other Financing Agreement. To the fullest extent permitted by applicable law, each Obligor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
     E. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:	UTi WORLDWIDE INC.
	By:	/s/ Craig Braun
Authorized Signatory

[Signature Page to First Amendment]

SUBSIDIARY GUARANTORS:	UTI (AUST) PTY LIMITED, ABN 48 006 734 747

	By:	/s/ Craig Braun

Authorized Signatory

UTI AFRICA SERVICES LIMITED

	By	/s/ Craig Braun

Authorized Signatory

UNIGISTIX INC.

	By	/s/ Craig Braun

Authorized Signatory

UTI, CANADA, INC.

	By	/s/ Craig Braun

Authorized Signatory

UTI CANADA HOLDINGS, INC.

	By	/s/ Craig Braun

Authorized Signatory

SPAN MANUFACTURING LIMITED

	By	/s/ Craig Braun

Authorized Signatory

UTI DEUTSCHLAND GMBH

	By	/s/ Craig Braun

Authorized Signatory
[Signature Page to First Amendment]

UTI (HK) LTD.

By	/s/ Craig Braun

Authorized Signatory

UTI NEDERLAND B.V.

By	/s/ Craig Braun

Authorized Signatory

SERVICIOS LOGISTICOS INTEGRADOS SLI, S.A.

By	/s/ Craig Braun

Authorized Signatory

UNIóN DE SERVICIOS LOGíSTICOS INTEGRADOS, S.A.

By	/s/ Craig Braun

Authorized Signatory

UTI SPAIN S.A.

By	/s/ Craig Braun

Authorized Signatory

UTI (TAIWAN) LIMITED

By	/s/ Craig Braun

Authorized Signatory
[Signature Page to First Amendment]

UTI LOGISTICS (TAIWAN) LTD.

By	/s/ Craig Braun

Authorized Signatory

UTI WORLDWIDE (UK) LIMITED

By	/s/ Craig Braun

Authorized Signatory

UTI, (U.S.) HOLDINGS, INC.

By	/s/ Craig Braun

Authorized Signatory

UTI, UNITED STATES, INC.

By	/s/ Craig Braun

Authorized Signatory

UTI, SERVICES, INC.

By	/s/ Craig Braun

Authorized Signatory

UTI BROKERAGE, INC.

By	/s/ Craig Braun

Authorized Signatory

UTI LOGISTICS, INC.

By	/s/ Craig Braun

Authorized Signatory
[Signature Page to First Amendment]

VANGUARD CARGO SYSTEMS, INC.

By	/s/ Craig Braun

Authorized Signatory

UTI INTEGRATED LOGISTICS, INC.

By	/s/ Craig Braun

Authorized Signatory

MARKET INDUSTRIES, LTD.

By	/s/ Craig Braun

Authorized Signatory

MARKET TRANSPORT, LTD

By	/s/ Craig Braun

Authorized Signatory

TRIPLE EXPRESS, INC.

By	/s/ Craig Braun

Authorized Signatory

INTRANSIT, INC.

By	/s/ Craig Braun

Authorized Signatory

MARKET LOGISTICS SERVICES, LTD.

By	/s/ Craig Braun

Authorized Signatory
[Signature Page to First Amendment]

MARKET LOGISTICS BROKERAGE, LTD.

By	/s/ Craig Braun

Authorized Signatory

SAMMONS TRANSPORTATION, INC.

By	/s/ Craig Braun

Authorized Signatory

LAKE STATES TRUCKING, INC.

By	/s/ Craig Braun

Authorized Signatory

CONCENTREK, INC.

By	/s/ Craig Braun

Authorized Signatory

UNITED EXPRESS, LTD.

By	/s/ Craig Braun

Authorized Signatory

AFRICAN INVESTMENTS B.V.

By	/s/ Craig Braun

Authorized Signatory
[Signature Page to First Amendment]

UTI ASIA PACIFIC LIMITED

By	/s/ Craig Braun

Authorized Signatory

GODDARD COMPANY LIMITED

By	/s/ Craig Braun

Authorized Signatory

UTI INTERNATIONAL INC.

By	/s/ Craig Braun

Authorized Signatory

UTI (N.A.) HOLDINGS N.V.

By	/s/ Craig Braun

Authorized Signatory

UTI (NETHERLANDS) HOLDINGS B.V.

By	/s/ Craig Braun

Authorized Signatory

PYRAMID FREIGHT (PROPRIETARY) LIMITED

By	/s/ Craig Braun

Authorized Signatory

UTI LOGISTICS N.V.

By	/s/ Craig Braun

Authorized Signatory
[Signature Page to First Amendment]

UTI NEW ZEALAND LTD.

By	/s/ Craig Braun

Authorized Signatory

UTI IRELAND LIMITED

Signed, Sealed and Delivered by

/s/ Craig Braun

Craig Braun, duly appointed attorney for and on behalf of UTi IRELAND LIMITED in the presence of:

Witness:	/s/ Lisa Roberts

Name:	Lisa Roberts
Address:	100 Oceangate, Ste 1500
Long Beach CA, 90802
Occupation:	Executive Assistant, Global Finance

UTI WORLDWIDE (SINGAPORE) PTE LTD.

By	/s/ Craig Braun

Authorized Signatory
[Signature Page to First Amendment]

The Royal Bank of Scotland N.V. f/k/a ABN AMRO BANK N.V., as Performance-Based LC Issuing Bank

By:	/s/ Michiel van Schaardenburg

Name:	Michiel van Schaardenburg
Title:	Managing Director

By:	/s/ Colin Monaghan

Name:	Colin Monaghan
Title:	Vice President
[Signature Page to First Amendment]

THE ROYAL BANK OF SCOTLAND PLC, as Financial LC Issuing Bank

By:	/s/ L. Peter Yetman

Name:	L. Peter Yetman
Title:	SVP
[Signature Page to First Amendment]